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                                                                      EXHIBIT 23

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-20239) of our repot dated March 8, 2000, with respect to the Financial Statements of GenStar Therapeutics Corporation (formerly Urogen Corp.) included in the Annual Report (Form 10-KSB) for the year ended December 31, 1999.


                                                ERNST & YOUNG LLP

San Diego, California
March 27, 2000